SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2006

                           BANKFINANCIAL CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       0-51331                    75-3199276
----------------------------        ------------------             ----------
(State or Other Jurisdiction)      (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                     60527
------------------------------------------------                   --------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans
                  --------------------------------------------------------------

     On February 8, 2006, BankFinancial Corporation (the "Company") provided notice to all of its directors and executive officers of an upcoming blackout period under the Company's and Subsidiaries Associate Investment Plan (the "401(k) Plan") due to the transfer of assets in the 401(k) Plan in connection with a change in retirement plan vendors. The blackout period is expected to begin on or about March 10, 2006, and end on or about March 19, 2006. This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the 401(k) Plan be given to directors and executive officers of the Company and also furnished to the SEC under cover of Form 8-K. The notice being sent to those persons on February 8, 2006 is being filed as
Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item.

Item 9.01         Financial Statements and Exhibits
                  --------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits.

                    Exhibit No.             Description
                    ----------              ------------

                      99.1 Notice of Blackout Period dated February 8, 2006 to Directors and Executive Officers of BankFinancial Corporation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  BANKFINANCIAL CORPORATION



DATE: February 8, 2006         By:
                                  -------------------------------------------
                                  F. Morgan Gasior
                                  Chairman of the Board, Chief Executive Officer
                                    and President